                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________

                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 27, 2001

                               _________________


                            MindArrow Systems, Inc.
                        (formerly eCommercial.com, Inc.)
             (Exact name of registrant as specified in its charter)


         Delaware                        0-28403                 77-0511097
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
      incorporation)                                        Identification No.)


101 Enterprise, Suite 340, Aliso Viejo, California         (Zip Code)
    (Address of principal executive offices)                 92656

                              ____________________

       Registrant's telephone number, including area code: (949) 916-8705


                                      N/A
         (Former name or former address, if changed since last report)

                               _________________

Item 5.    OTHER EVENTS

See attached press release.

Exhibit No.  Description
-----------  -----------

   99.1      Text of press release of MindArrow Systems, Inc. issued April 27,
             2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MINDARROW SYSTEMS, INC.

                                   /s/ Michael R. Friedl
                              By:  _____________________
                                    Michael R. Friedl
Date:  April 27, 2001               Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

   99.1      Text of press release of MindArrow Systems, Inc. issued April 27,
             2001.